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                                                        Exhibit 10.27.9



                         CONSENT AND AMENDMENT

               CONSENT AND AMENDMENT, dated as of December 10, 1997 (this "Consent and Amendment"), among NRG (MORRIS) COGEN, LLC (the "Borrower"), the banks party to the Credit Agreement (as defined below) (the "Banks"), and THE CHASE MANHATTAN BANK, in its capacity as Agent Bank (as defined below) under the Credit Agreement (as defined below).

                               RECITALS

               WHEREAS, the Borrower entered into that certain Construction and Term Loan Agreement, dated as of September 15, 1997 (the "Credit Agreement"), with the Banks, The Chase Manhattan Bank, as agent for the Banks (in such capacity, the "Agent Bank"), and The Chase Manhattan Bank, as collateral agent for the Banks (in such capacity, the "Collateral Agent"), to obtain funds to finance the ownership, development, engineering, construction, start-up, testing, operation and maintenance of an approximately 117 MW gas fired cogeneration plant in Morris, Illinois (the "Project"). Capitalized terms used but not defined in this Consent and Amendment shall have the meanings given to such terms in the Credit Agreement;

               WHEREAS, the Borrower entered into that certain Operation and Maintenance Agreement, dated September 19, 1997 (the "Operation and Maintenance Agreement"), with NRG Morris Operations Inc. (the "Operator") to provide for the operation and maintenance of the Project;

               WHEREAS, NRG Energy, Inc. ("NRG Energy") issued that certain Limited Guaranty, dated September 19, 1997 (the "O&M Guarantee"), in favor of the Borrower, pursuant to which NRG Energy guarantees, to a limited extent, payment by the Operator of liquidated damages under the Operation and Maintenance Agreement;

               WHEREAS, (i) the Borrower and the Operator would like to modify certain provisions of the Operation and Maintenance Agreement in accordance with the terms thereof and (ii) the Borrower would like to consent to the modification of certain provisions of the O&M Guarantee;

               WHEREAS, pursuant to the Credit Agreement, the Borrower must obtain the prior written consent of the Agent
     Bank to modify, or consent to the modification of, any provision of the Operation and Maintenance Agreement or the O&M Guarantee;

               WHEREAS, the Borrower is requesting that the Agent
     Bank consent to the proposed modifications of the Operation and Maintenance Agreement and the O&M Guarantee and the Agent Bank is willing to grant such consent;

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               WHEREAS, the Borrower has also requested that
     Schedule 5.7 to the Credit Agreement be amended as set forth herein and the Banks are willing to enter into such amendment;

               NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Borrower, the Banks and the Agent Bank hereby agree as follows:

               1. Acknowledgment and Consent. The Agent Bank, in its capacity as such under the Credit Agreement, hereby (a) acknowledges that it has reviewed the form and substance of (i) the proposed First Amendment to Operation and Maintenance Agreement to be entered into between the Borrower and the Operator (the "O&M Amendment"), a copy of which is attached hereto as Exhibit A, and (ii) the proposed First Amendment to Limited Guaranty to be executed by the O&M Guarantor (the "O&M Guarantee Amendment"), a copy of which is attached hereto as Exhibit B, and (b) consents to (i) the execution by the Borrower of the O&M Amendment and the performance by the Borrower of the terms thereof in accordance with the Credit Agreement and (ii) the consent by the Borrower to the execution of the O&M Guarantee Amendment.

               2.  Amendment to Credit Agreement.  Section (C) of
     Schedule 5.7 to the Credit Agreement is hereby amended by deleting the phrase "at its own expense" from the first and second lines thereof.

               3. Consent and Amendment Limited Precisely as Written; Ratification; References. Each of the consents set forth in Section 1 hereof is limited precisely as written and shall not be deemed to be a consent to any modification of any other term of the Operation and Maintenance Agreement or the O&M Guarantee, or any of the documents referred to herein or therein or a consent to any modification of any other Transaction Document. The amendment set forth in Section 2 hereof is limited precisely as written and shall not be deemed to be a consent or waiver to, or modification of, any other term or condition in the Credit Agreement or any of the documents referred to herein or therein. Except as expressly amended hereby, the Credit Agreement is ratified and confirmed in all respects. On and after the date hereof, whenever the Credit Agreement is referred to in any of the Transaction Documents or in any of the other documents or papers to be executed and delivered in connection therewith or with the Credit Agreement, such term shall be deemed to mean the Credit Agreement as amended hereby.

               4. Governing Law. This Consent and Amendment shall be construed in accordance with and shall be governed by the Laws of the State of New York (without giving effect to the principles thereof relating to conflicts of law except Section 5-1401 of the New York General Obligations Law).

                                   2

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               5.  Waiver of Jury Trial.  EACH OF THE BORROWER, THE
     BANKS AND THE AGENT BANK HEREBY IRREVOCABLY WAIVES ALL RIGHT OF TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR IN CONNECTION WITH THIS CONSENT AND AMENDMENT OR ANY MATTER ARISING HEREUNDER.

               6. Counterparts. This Consent and Amendment may be executed in one or more counterparts and when signed by all parties listed below shall constitute a single binding agreement.


     [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

                                   3

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               IN WITNESS WHEREOF, the parties have caused this
     Consent and Amendment to be duly executed by their officers thereunto duly authorized as of the day and year first written above.


                                   NRG (MORRIS) COGEN, LLC


                                                                 By:  /s/ Craig
                                        Mataczynski
                                        Name:  Craig Mataczynski
                                        Title: President


                                   THE CHASE MANHATTAN BANK,
                                        as a Bank


                                   By:  /s/ Kevin P. O'Neill
                                        Name:  Kevin P. O'Neill
                                        Title: Vice President


                                   THE CHASE MANHATTAN BANK,
                                        as Agent Bank


                                   By:  /s/ Kevin P. O'Neill
                                        Name:  Kevin P. O'Neill
                                        Title: Vice President

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                                   THE BANK OF NEW YORK


                                   By:  /s/ John N. Watt
                                        Name:  John N. Watt
                                        Title: Vice President


                                   NATEXIS BANQUE


                                   By:  /s/ D.J.R. Osten
                                        Name:  D.J.R. Osten
                                        Title: First V.P.


                                   THE SUMITOMO TRUST AND BANKING
                                   COMPANY, LTD.


                                   By:  /s/ Suraj P. Bhatia
                                        Name:  Suraj P. Bhatia
                                        Title: Senior Vice President